MERCURY PREMIER GROWTH FUND, INC.

                   SUPPLEMENT DATED NOVEMBER 6, 2001 TO THE
                        PROSPECTUS DATED MARCH 21, 2001

         The information appearing in the section entitled "HOW THE FUND INVESTS" under the caption "About the Portfolio Manager" on page 8 is revised by deleting such information and adding the following:

                  Michael S. Hahn is Portfolio Manager of the Fund since November 6, 2001 and has been an Associate Portfolio Manager of Merrill Lynch Investment Managers since 1999. Mr. Hahn was a portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999 and an assistant portfolio manager for First Maryland Bancorp from 1994 to 1996.

         The information appearing in the section entitled "ABOUT THE PORTFOLIO MANAGER" on pages 15 and 16 is deleted in its entirety.



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